Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE

BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR

CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH

THREE ASTERISKS AS [***].

ANY MARKET PURCHASE AGREEMENT

This Any Market Purchase Agreement (this “Agreement”), dated as of August 19, 2026 (the “Execution Date”), by and between Nexalin Technology, Inc., a Delaware corporation (the “Company”), and Alumni Capital LP, a Delaware limited partnership (the “Investor”, together with the Company, the “Parties”, and each a “Party”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to buy from the Company, up to $15,000,000 of shares of common stock, $0.001 par value per share, of the Company (“Common Shares”).

WHEREAS, the offer and sale of the Securities issuable hereunder will be made in reliance upon Section 4(a)(2) and Regulation D under the Securities Act and the rules and regulations promulgated thereunder, or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings specified or indicated (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“AAA” shall have the meaning specified in Section 11.17(a)(iii).

“AAA Rules” shall have the meaning specified in Section 11.17(a)(iii).

“Affiliate” shall mean, with respect to a Party, any individual, a corporation or any other legal entity, directly or indirectly, controlling, controlled by or under common control with such Party. For purpose of this definition, the term “control,” as used with respect to any corporation or other entity, means (a) direct or indirect ownership of fifty percent (50%) or more of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such corporation or other entity or (b) the power to direct or cause the direction of the management or policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning specified in the preamble hereof.

“Applicable Maximum Amount” shall have the meaning specified in Section 11.18.

“Average Daily Trading Volume” shall mean the average daily trading volume of the Common Shares on the Principal Market over the applicable measurement period.

“Bankruptcy Law” shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Beneficial Ownership Limitation” shall have the meaning specified in Section 8.2(f).

“Bloomberg” shall mean Bloomberg, L.P.

“Business Day” shall mean a day on which the Principal Market is open for business.

“Buy-In” shall have the meaning specified in Section 2.4.

“Clearing Costs” shall mean all of the Investor’s broker and Transfer Agent costs with respect to the deposit of the Purchase Notice Securities.

“Closing” shall mean any one of the closings of a purchase and sale of Purchase Notice Securities pursuant to Section 2.3(c).

“Closing Date” shall mean the date on which a Closing occurs, to be no later than the Business Day immediately following either (i) three (3) Business Days after the Purchase Notice Date with respect to a Purchase Notice electing Purchase Price Option 1 or (ii) one (1) Business Day after the Purchase Notice Date with respect to a Purchase Notice electing Purchase Price Option 2.

“Commitment Amount” shall mean $15,000,000.

“Commitment Fee” shall have the meaning specified in Section 6.3.

“Commitment Payment” shall have the meaning specified in Section 6.3.

“Commitment Period” shall mean the period commencing on the date on which the Investor receives the Commitment Securities or the Commitment Payment, as applicable, and ending on the earlier of (i) the date on which the Common Shares cease trading on a Principal Market, (ii) the date on which the Investor shall have received such number of Securities pursuant to this Agreement (excluding the Commitment Securities) for aggregate consideration equal to the Commitment Amount, or (iii) December 31, 2027.

“Commitment Securities” shall have the meaning specified in Section 6.3.

“Common Share Equivalents” shall mean any securities of the Company or its Subsidiaries which would entitle the holder thereof to acquire at any time Common Shares, including, without limitation, any debt, preferred stock, right, option, restricted stock award, restricted stock unit, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

“Common Shares” shall have the meaning specified in the Recitals.

“Common Warrant” shall mean, collectively, the Common Stock purchase warrants delivered to the Investor in accordance with the RDO Agreement, which Common Warrants shall be exercisable immediately and shall expire when exercised in full, in the form attached to the RDO Agreement.

“Common Warrant Shares” shall mean the Common Shares issuable upon exercise of the Common Warrants.

“Company” shall have the meaning specified in the preamble hereof.

“Company Covered Person” shall mean any Person described in Rule 506(d)(1) under the Securities Act with respect to the Company.

“Company Equity Plan” shall mean any share incentive plan or other benefit plan approved by the board of directors of the Company that provides for the grant of Common Shares or Common Share Equivalents to any employee, officer or director for services provided to the Company in their capacity as such and in effect prior to the date hereof.

“Company Party” shall have the meaning specified in Section 6.4(a).

“Company Termination Notice” shall have the meaning specified in Section 11.5.

“Control Period” shall mean a period of thirty (30) days following the Execution Date, except for the purposes of Prohibited VRTs, in which case it shall mean a period of six (6) months following the Execution Date.

“Controlled Transaction” shall have the meaning specified in Section 6.4.

“Cure Period” shall mean, with respect to any change described in clause (iii) of the definition of Material Adverse Effect, the period commencing on the date of such change and ending on the earliest of (i) the date, if any, on which the effect described in clauses (A) through (D) of such definition has been avoided, remedied, or cured through the implementation of an alternative structure or course of action reasonably acceptable to the Investor, (ii) the date on which the Company notifies the Investor in writing that it does not intend to pursue, or has ceased pursuing, such a cure, and (iii) the thirtieth (30th) day following the date of such change; provided, that throughout the Cure Period the Company shall use its best efforts, diligently and in good faith, to identify and implement such an alternative structure or course of action, and shall keep the Investor reasonably informed of its efforts to do so.

“Covered Sections” shall have the meaning specified in Section 11.18.

“Current Report” shall have the meaning specified in Section 6.2.

“Custodian” shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

“Damages” shall mean any loss, claim, damage, liability, cost, contingency, obligation and expense (including, without limitation, judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation).

“Delaware Arbitration Act” shall have the meaning specified in Section 11.17(a)(i).

“Delisting Adjustment” shall have the meaning specified in Section 6.3.

“Delisting Event” shall have the meaning specified in Section 6.3.

“Dispute Submission Deadline” shall have the meaning specified in Section 11.17(a)(iv).

“Disqualifying Event” shall mean the disqualifying events described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

“DRS” shall mean the DTC’s Direct Registration System.

“DRS Eligible” shall mean that (a) the Common Shares are eligible at DTC for full services pursuant to DTC’s operational arrangements, including, without limitation, transfer through DTC’s DRS system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Purchase Notice Securities and Commitment Securities are otherwise eligible for delivery via DRS, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Purchase Notice Securities and Commitment Securities, as applicable, via DRS.

“DRS Shares” shall mean Common Shares that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale, and (iii) timely credited by the Company to the Investor’s or its designee’s specified DRS account with DTC under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“DTC” shall mean The Depository Trust Company, or any successor performing substantially the same function for the Company.

“DTC/FAST Program” shall mean the DTC’s Fast Automated Securities Transfer Program.

“DWAC” shall mean Deposit Withdrawal at Custodian as defined by DTC.

“DWAC Eligible” shall mean that (a) the Common Shares are eligible at DTC for full services pursuant to DTC’s operational arrangements, including, without limitation, transfer through DTC’s DWAC system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Purchase Notice Securities and Commitment Securities are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Purchase Notice Securities and Commitment Securities, as applicable, via DWAC.

“DWAC Shares” shall mean Common Shares that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale, and (iii) timely credited by the Company to the Investor’s or its designee’s specified DWAC account with DTC under the DTC/FAST Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“Effectiveness Date” shall mean the date on which the Initial Registration Statement is declared effective by the SEC.

“Eligible Market” shall mean the NYSE, the NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, or The Nasdaq Global Select Market (or any nationally recognized successor to any of the foregoing).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap” shall have the meaning specified in Section 8.2(g).

“Execution Date” shall mean the date set forth in the preamble hereof.

“FAA” shall have the meaning specified in Section 11.17(a)(i).

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Future SEC Documents” shall have the meaning specified in Section 8.2(k).

“GAAP” shall mean the U.S. generally accepted accounting principles, as promulgated by the Financial Accounting Standards Board and amended from time to time.

“Indemnified Party” shall have the meaning specified in Section 10.1.

“Initial Notice” shall have the meaning specified in Section 11.17(a)(ii).

“Initial Registration Statement” shall have the meaning specified in Section 7.1(a).

“Investor” shall have the meaning specified in the preamble hereof.

“Legend Removal Date” shall have the meaning specified in Section 9.1.

“Lien” shall mean any lien, charge, mortgage, imperfection of title, pledge, security interest, encumbrance, right of first offer or refusal, preemptive right, claim, encumbrance, or other restriction.

“Material Adverse Effect” shall mean any (i) effect on the business, operations, properties, or financial condition of the Company that is material and adverse to the Company, including, but not limited to, delisting from the Principal Market, any (ii) condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under any Transaction Document, or any (iii) change, after the Execution Date, in (or in the interpretation, administration, or enforcement of) any applicable securities laws (including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations of the SEC promulgated thereunder) or the rules, regulations, or listing standards of the Principal Market, that materially and adversely affects, or would reasonably be expected to materially and adversely affect, (A) the availability of any exemption from the registration requirements of the Securities Act relied upon for the offer or sale of the Securities, (B) the ability of the Company to file, or to maintain the effectiveness of, any Registration Statement, or the availability of Rule 415 for the registration of the resale of the Registrable Securities on a continuous basis, (C) the ability of the Investor to resell the Registrable Securities in accordance with the plan of distribution set forth in the applicable Registration Statement or pursuant to Rule 144, or (D) the ability of the Company or the Investor to perform its respective obligations under, or to consummate the transactions contemplated by, the Transaction Documents in the manner contemplated hereby as of the Execution Date; provided, however, that no such change shall constitute a Material Adverse Effect under this clause (iii) unless the effect described in clauses (A) through (D) above remains uncured upon expiration of the applicable Cure Period.

“Nasdaq” shall mean the Nasdaq Stock Market LLC.

“New Registration Statement” shall have the meaning specified in Section 7.1(b).

“NYSE” shall mean the New York Stock Exchange.

“NYSE American” shall mean NYSE American LLC.

“Party” shall have the meaning specified in the preamble hereof.

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Pre-Funded Warrant” shall mean, collectively, the Pre-Funded Common Stock purchase warrants delivered to the Investor in accordance with Section 6.3 hereof, which Pre-Funded Warrants shall be exercisable immediately and shall expire when exercised in full, in the form of Exhibit B attached hereto.

“Pre-Funded Warrant Shares” shall mean the Common Shares issuable upon exercise of the Pre-Funded Warrants.

“Pricing Dispute” shall have the meaning specified in Section 11.17(a)(i).

“Principal Market” shall mean any of the national securities exchanges (i.e. NYSE, NYSE American, The Nasdaq Capital Market, The Nasdaq Global Market, or The Nasdaq Global Select Market), or principal quotation systems (i.e. OTCQX, OTCQB, OTC Pink), or other principal exchange or recognized quotation system which is, on the date in question, the principal trading platform or market for the Common Shares.

“Prohibited VRT” shall mean any transaction pursuant to which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security (other than in connection with a stock split or stock dividend or similar event) or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares, or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering,” whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently cancelled.

“Purchase Notice Amount” shall mean the product of the number of Purchase Notice Securities referenced in the Purchase Notice multiplied by the applicable Purchase Price in accordance with Section 2.1.

“Purchase Notice” shall mean a written notice from Company, substantially in the form of Exhibit A hereto, to the Investor setting forth the Purchase Notice Securities which the Company requires the Investor to purchase pursuant to the terms of this Agreement.

“Purchase Notice Date” shall have the meaning specified in Section 2.3(a).

“Purchase Notice Limitation” shall mean either Purchase Notice Limitation 1 for a Purchase Notice electing Purchase Price Option 1 or Purchase Notice Limitation 2 for a Purchase Notice electing Purchase Price Option 2.

“Purchase Notice Limitation 1” shall mean $1,000,000, unless the Company and the Investor mutually agree in writing to increase the Purchase Notice Limitation 1 to an amount not to exceed $5,000,000.

“Purchase Notice Limitation 2” shall mean the lesser of (i) $1,000,000 (unless the Company and the Investor mutually agree in writing to increase the Purchase Notice Limitation 2 to an amount not to exceed $5,000,000) or (ii) 30% of the Average Daily Trading Volume on the Purchase Notice Date.

“Purchase Notice Securities” shall mean all Common Shares that the Company shall be entitled to issue as set forth in all Purchase Notices in accordance with the terms and conditions of this Agreement.

“Purchase Price” shall mean either Purchase Price Option 1 or Purchase Price Option 2, as elected by the Company on each Purchase Notice.

“Purchase Price Option 1” shall mean the lowest daily VWAP for the Common Shares for the three (3) Business Days prior to the Closing Date with respect to a Purchase Notice, multiplied by ninety-two percent (92.0%). Any Purchase Notice setting forth the Purchase Price Option 1 will be subject to the Purchase Notice Limitation 1.

“Purchase Price Option 2” shall mean the lowest traded price of the Common Shares for the Business Day prior to the Closing Date with respect to a Purchase Notice, multiplied by ninety-seven percent (97.0%). Any Purchase Notice setting forth the Purchase Price Option 2 will be subject to the Purchase Notice Limitation 2.

“RDO Agreement” shall mean that certain Securities Purchase Agreement, dated as of August 19, 2026, by and between the Parties.

“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees (including fees with respect to filings required to be made with FINRA, and any fees of the securities exchange or automated quotation system on which the Common Shares are then listed or quoted), printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Investor, blue sky fees and expenses (including reasonable fees and disbursements of counsel for the Investor in connection with blue sky compliance) and any fees and disbursements of accountants retained by the Company incident to or required by any such registration.

“Registration Statement” shall have the meaning specified in Section 7.1(c).

“Registrable Securities” shall mean (i) the Purchase Notice Securities, (ii) the Commitment Securities, (iii) the Pre-Funded Warrant Shares, (iv) the Common Warrant Shares and (v) any other equity security of the Company issued or issuable with respect to any of the foregoing by way of a stock dividend or stock split or in connection with a combination of shares, capitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (1) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of, or exchanged in accordance with such registration statement; (2) such securities shall have ceased to be outstanding; (3) such securities have been sold pursuant to Section 4(a)(1) of the Securities Act, including sales made pursuant to Rule 144; or (4) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Regulation D” shall mean Regulation D promulgated under the Securities Act.

“Required Dispute Documentation” shall have the meaning specified in Section 11.17(a)(iv).

“Rule 144” shall mean Rule 144 under the Securities Act or any similar provision then in force under the Securities Act.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4.5.

“Securities” shall mean the Purchase Notice Securities, the Commitment Securities, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Common Warrants, and the Common Warrant Shares, collectively.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” shall mean any Person that the Company wholly owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Surviving Obligations” shall have the meaning specified in Section 11.1.

“Transaction Documents” shall mean this Agreement, the Pre-Funded Warrant, the RDO Agreement, the Common Warrant and all other agreements entered into by the Parties in connection with the transaction contemplated by this Agreement, along with any exhibits, appendices, and attachments hereto and thereto, as applicable.

“Transfer Agent” shall mean the current transfer agent of the Company, and any successor transfer agent of the Company.

“U.S.” shall mean the United States of America.

“VWAP” shall mean, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, or if the foregoing does not apply, the dollar volume-weighted average price of such security in any principal quotation system operated by OTC Markets Group Inc. or other principal exchange or recognized quotation system which is at the time the principal trading platform or market for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, or, if no dollar volume-weighted average price is reported, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Investor, in good faith. If the Company and the Investor are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 11.17. All such determinations shall be appropriately adjusted for any share dividend, share split, share combination, recapitalization, or other similar transaction during such period.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

Section 2.1 Purchase Notices. Subject to the applicable conditions set forth herein, at any time during the Commitment Period, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Purchase Notice from time to time, to purchase, and the Investor shall have the obligation to purchase from the Company, the number of Purchase Notice Securities set forth on the Purchase Notice at the Purchase Price, provided that the amount of Purchase Notice Securities shall not exceed the Purchase Notice Limitation applicable to such Purchase Notice or the Beneficial Ownership Limitation set forth in Section 8.2(f). The Company may not deliver a subsequent Purchase Notice until the Closing of an active Purchase Notice, unless waived by the Investor in writing. The Company shall not issue more than three (3) Purchase Notices electing Purchase Price Option 2 on any Business Day without the prior written consent of the Investor.

Section 2.2 Purchase Price Election. For each Purchase Notice, the Company shall have the right to select Purchase Price Option 1 or Purchase Price Option 2 at which to sell the Purchase Notice Securities subject to such Purchase Notice; provided, however, that if the principal trading platform or market for the Common Shares is not an Eligible Market on a Purchase Notice Date, or if the principal trading platform or market for the Common Shares will not be an Eligible Market on the Closing Date, the Company may not issue any Purchase Notices.

Section 2.3 Deliveries; Closing.

(a) Purchase Notice Delivery. In accordance with Section 2.1 and subject to the satisfaction of the conditions set forth in Section 8.2, the Company shall deliver each Purchase Notice by email to the Investor’s email address in accordance with Section 11.19, and shall, alongside each such delivery of a Purchase Notice, deliver the applicable Purchase Notice Securities as DWAC Shares or DRS Shares to the Investor in accordance with Section 2.3(b). A Purchase Notice shall be deemed delivered on (i) the Business Day on which both the Purchase Notice and the applicable Purchase Notice Securities are received by the Investor, if both occur on or prior to 8:00 a.m. New York time on such Business Day, or (ii) the next Business Day, if the either occurs after 8:00 a.m. New York time on such Business Day or at any time on a day which is not a Business Day (the “Purchase Notice Date”).

(b) Delivery of Purchase Notice Securities. The Company shall deliver the applicable Purchase Notice Securities as DWAC Shares or DRS Shares to the Investor by no later than 8:00 a.m. New York time on the applicable day on which the Company delivers a Purchase Notice in compliance with Section 2.3(a).

(c) Closing. The Investor shall pay to the Company the Purchase Notice Amount with respect to the applicable Purchase Notice as full payment for such Purchase Notice Securities purchased by the Investor under the applicable Purchase Notice via wire transfer of immediately available funds as set forth below on the Closing Date. The Company shall not issue any fraction of a Common Share under any Purchase Notice. If the issuance would result in the issuance of a fraction of a Common Share, the Company shall round such fraction of a Common Share up to the nearest whole Common Share. All payments made under this Agreement shall be made in lawful money of the U.S. by wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount or issuance of Common Shares expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

Section 2.4 Buy-In. In addition to any other rights and remedies available to the Investor, if, in connection with a Purchase Notice where the Company selects Purchase Price Option 2, the Company fails to cause the Transfer Agent to transmit to the Investor the Purchase Notice Securities in accordance with Section 2.3(b) by the deadline required thereunder with respect to a Purchase Notice, and where such failure is not cured within one (1) Business Day and the Investor is then required by its broker to purchase (in an open market transaction or otherwise), or the Investor’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Investor of the Purchase Notice Securities which the Investor anticipated receiving pursuant to such Purchase Notice (a “Buy-In”), then the Company shall (A) pay in cash to the Investor the amount, if any, by which (x) the Investor’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Purchase Notice Securities that the Company was required to deliver to the Investor in connection with the Purchase Notice at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) promptly deliver to the Investor the number of Purchase Notice Securities that would have been delivered had the Company timely complied with its delivery obligations under Section 2.3(b). For example, if the Investor purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to a sale of Purchase Notice Securities with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Investor $1,000. The Investor shall provide the Company with written notice indicating the amounts payable to the Investor with respect to the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit the Investor’s right to pursue any other remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Purchase Notice Securities as required Section 2.3(b). For the avoidance of doubt, the Company’s obligation to deliver, and the Investor’s obligation to pay for, the Purchase Notice Securities subject to the applicable Purchase Notice shall remain in full force and effect notwithstanding a Buy-In, and no Buy-In shall relieve the Company of its delivery obligations hereunder or the Investor of its payment obligations with respect thereto. Furthermore, the Company’s obligations under this Section shall not be excused, delayed, or reduced by any act, omission, delay, or failure of the Transfer Agent, and the Company shall remain fully liable hereunder regardless of whether such act, omission, delay, or failure was within the Company’s control.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants the following to the Company:

Section 3.1 Organization and Standing. The Investor is an entity duly formed, validly existing, and in good standing under the laws of the State of Delaware with full right and limited partnership or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents.

Section 3.2 Authority. The Investor has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized and no further consent or authorization of the Investor is required. The Transaction Documents to which it is a party have been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

Section 3.3 Accredited Investor. The Investor is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

Section 3.4 Not An Affiliate. The Investor is not an officer, director, or “affiliate” (as defined in Rule 405 of the Securities Act) of the Company.

Section 3.5 Intent. The Investor is entering into this Agreement and purchasing the Securities for its own account, and not as nominee or agent, for investment purposes and not with a view towards, or for a sale in connection with, a “distribution” (as such term is defined in the Securities Act), and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any Person in violation of the Securities Act or any applicable state securities laws; provided, however, that the Investor reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.6 No Legal Advice From The Company. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax, or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.7 Absence of Conflicts. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby and compliance with the requirements hereof and thereof, will not, to the Investor’s knowledge, (a) materially violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) materially violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any material Lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third-party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.8 Disclosure; Access to Information. The Investor has had an opportunity to review copies of the SEC Documents (as defined in Section 4.5) filed on behalf of the Company and has had access to all publicly available information with respect to the Company. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor can bear the economic risk of an investment in the Securities, including a total loss. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 3.9 Manner of Sale. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

Section 3.10 No Prior Short Selling. At no time prior to the date of this Agreement has any of the Investor, its agents, representatives or Affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Section 242.200 of Regulation SHO of the Exchange Act) of the Securities or (ii) hedging transaction, which establishes a net short position with respect to the Securities or any other securities of the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents, the Company represents and warrants the following to the Investor, as of the Execution Date:

Section 4.1 Organization of the Company. The Company and each of its Subsidiaries is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own, operate, lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor its Subsidiaries are in violation or default of any of the provisions of its organizational or charter documents. The Company and each of its Subsidiaries is duly qualified or licensed, as applicable, to conduct business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified, licensed, or in good standing, as applicable, has not nor could reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

Section 4.2 Authority. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors or its equityholders is required. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application and (ii) to the extent the enforceability of any provisions for indemnification may be limited by public policy.

Section 4.3 Capitalization. As of the date hereof, the Company is authorized to issue 100,000,000 Common Shares, of which 22,462,632 shares are issued and outstanding. The Company has not issued any securities since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of stock options under the Company Equity Plan, the issuance of securities pursuant to the Company Equity Plan and pursuant to the conversion and/or exercise of Common Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has elected to use any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Documents, the ATM Agreement (as defined in the RDO Agreement) and this Agreement, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any securities, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional securities or Common Share Equivalents. Except as set forth in the SEC Documents and this Agreement, the issuance and sale of the Securities will not obligate the Company to issue other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities, except to the extent that the exercise or conversion price of such securities are calculated based on the market price of the Common Shares on the applicable exercise or conversion date. Except as disclosed in the SEC Documents, there are no stockholders’ or equityholders’ agreements, voting agreements, or other similar agreements with respect to the Company’s Common Shares to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s equityholders.

Section 4.4 Listing and Maintenance Requirements. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as disclosed in the SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received notice from, or is aware of any threatened or potential notice from, the SEC or the governing body of the Principal Market on which the Common Shares are or have been listed or quoted to the effect that the Company is not in compliance with applicable securities laws or with the listing or maintenance requirements of the Principal Market. Except as disclosed in the SEC Documents, the Company is in compliance with all such listing and maintenance requirements and has no reason to believe that it will not continue to be in compliance with all such listing and maintenance requirements in the foreseeable future.

Section 4.5 SEC Documents; Disclosure. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules, and regulations applicable to such SEC Documents, and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments). Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.

Section 4.6 Valid Issuances. The Securities are duly authorized, and when issued and paid for in accordance with the applicable Transaction Documents, such Securities will be duly and validly issued, fully paid, and non-assessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents and applicable federal and state securities laws and regulations. When the Pre-Funded Warrants and the Common Warrants are issued in accordance with the applicable Transaction Documents, the Pre-Funded Warrants and the Common Warrants will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents and applicable federal and state securities laws and regulations. Assuming the accuracy of the representations of the Investor in ARTICLE III of this Agreement and subject to the filings described in the last sentence of Section 4.7 of this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

Section 4.7 No Conflicts. The execution, delivery, and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Purchase Notice Securities and Commitment Securities, do not and will not (a) result in a violation of the Company’s articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any “lock-up” or similar provision of any agreement to which the Company is a party, or (c) result in a violation, breach of or noncompliance with any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations, as well as the rules and regulations of the Principal Market) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with, or in default under any of the foregoing (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a material effect on the Company. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents (other than (i) any SEC, state or local securities filings that may be required to be made by the Company in connection with the execution of this Agreement or the issuance of Securities pursuant hereto, or (ii) the filing of a Listing of Additional Shares Notification Form with the Principal Market, which, in each case, have been made or will be made in a timely manner); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

Section 4.8 Litigation and Other Proceedings. Except as disclosed in the SEC Documents, there are no material actions, suits, investigations, SEC inquiries, FINRA inquiries, inquiries by the governing body of the Principal Market (including NASDAQ inquiries), or similar proceedings (however any governmental agency may name them) pending, threatened or imminent against or affecting the Company or its assets, nor has the Company received any written or oral notice of any such action, suit, proceeding, SEC inquiry, FINRA inquiry, inquiry by the governing body of the Principal Market (including a NASDAQ inquiry) or investigation, which would have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award against the Company has been issued by or, to the actual knowledge of the Company, requested of any court, arbitrator or governmental agency which would have a Material Adverse Effect. There has not been, and to the actual knowledge of the Company, there is no pending investigation by the SEC involving the Company or any current officer or director of the Company.

Section 4.9 Acknowledgment Regarding Investor’s Purchase of Securities. Based solely on the Investor’s representations and warranties, the Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company, or (ii) an “affiliate” (as defined in Rule 144) of the Company. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Purchase Notice Securities. The Company further represents to the Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

Section 4.10 No General Solicitation. Neither the Company, nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (as defined in Reg D) in connection with the offer or sale of the Securities.

Section 4.11 No Integrated Offering. None of the Company, its Affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings for purposes of any applicable equityholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, but excluding equityholder consents required to authorize and issue the Securities or waive any anti-dilution provisions in connection therewith.

Section 4.12 Dilutive Effect. The Company acknowledges that issuance of Securities pursuant to this Agreement could cause dilution to existing shareholders and could significantly increase the number of outstanding Common Shares. The Company further acknowledges that its issuance of Commitment Securities, if the Commitment Fee is elected to be paid by issuing Commitment Securities pursuant to this Agreement, and the issuance of the Purchase Notice Securities pursuant to the terms of a Purchase Notice in accordance with this Agreement is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

Section 4.13 Exempt Offering. Assuming the accuracy of the representations and warranties of the Investor, the offer, issue, and sale of the Securities hereunder are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and are exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.

Section 4.14 Placement Agent; Other Covered Persons. The Company has not engaged any Person to act as a placement agent, underwriter, broker, dealer, or finder in connection with the sale of the Securities hereunder. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of the Investor in connection with the sale of any Securities.

Section 4.15 No Disqualifying Events. Neither the Company nor, to the Company’s knowledge, any other Company Covered Person is subject to any Disqualifying Event, except for a Disqualifying Event (a) covered by Rule 506(d)(2) under the Securities Act, or (b) described in Rule 506(d)(3) under the Securities Act, provided that, with respect to any Disqualifying Event described in (b), the Company has furnished, or will furnish prior to the applicable Closing, the disclosure required by Rule 506(e) under the Securities Act with respect thereto. The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualifying Event.

Section 4.16 Registration Statement. At the time of the filing of any Registration Statement or any amendment thereto, and again when any such Registration Statement or any amendment thereto become effective, there shall be no untrue statement of a material fact in such Registration Statement or omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the time any prospectus that is part of such Registration Statement, or any amendment or supplement to such prospectus, is issued, there shall be no untrue statement of a material fact in such prospectus, amendment, or supplement or omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE V

COVENANTS OF INVESTOR

Section 5.1 Short Sales and Confidentiality. During the period from the Execution Date to the end of the Commitment Period, neither the Investor, nor any Affiliate of the Investor acting on its behalf, shall execute (i) any “short sale” (as such term is defined in Section 242.200 of Regulation SHO of the Exchange Act) of the Securities or (ii) hedging transaction which establishes a net short position with respect to the Securities or any other securities of the Company. For the purposes hereof, and in accordance with Regulation SHO, the sale after delivery of the Purchase Notice of such number of Securities reasonably expected to be purchased under the Purchase Notice shall not be deemed a short sale. The Investor shall, until such time as the transactions contemplated by the Transaction Documents are publicly disclosed by the Company in accordance with the terms of the Transaction Documents, maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents.

Section 5.2 Compliance with Law; Trading in Securities. The Investor’s trading activities with respect to the Securities shall be in compliance with all applicable state and federal securities laws and regulations and the rules and regulations of the Principal Market.

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.1 Listing of Shares. The Company shall use its best efforts to continue the listing or quotation and trading of the Common Shares on the Principal Market (including, without limitation, maintaining sufficient net tangible assets, if required) and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market and applicable securities laws.

Section 6.2 Filing of Report of Current Report. The Company agrees that it shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act, relating to the execution of the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall permit the Investor to review and comment upon the final pre-filing draft version of the Current Report at least one (1) Business Days prior to its filing with the SEC, and the Company shall give reasonable consideration to all such comments.

Section 6.3 Issuance of Commitment Securities. In consideration for the Investor’s execution, delivery, and performance under this Agreement, the Company shall pay to the Investor a commitment fee (the “Commitment Fee”) equal to two percent (2%) of the Commitment Amount payable, at the election of the Company, by either (a) within three (3) Business Days from the Effectiveness Date, issuing and delivering to the Investor (or causing the Transfer Agent to issue and deliver) a number of Common Shares (provided, however, that, to the extent that the Investor determines, in its sole discretion, that the Investor (together with the Investor’s Affiliates, and any Person acting as a group together with the Investor or any of the Investor’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation, or as the Investor may otherwise choose, in lieu of Common Shares, to receive Pre-Funded Warrants in such manner to result in the same number of Common Shares as the Investor would otherwise be eligible to receive) (the “Commitment Securities”) equal to two percent (2%) of the Commitment Amount in book entry format, or (b) within three (3) Business Days from the Execution Date, paying two percent (2%) of the Commitment Amount (the “Commitment Payment”) in lawful money of the U.S. by wire transfer of immediately available funds to such account as the Investor may from time to time designate by written notice in accordance with Section 11.19. If the Company elects to issue the Commitment Securities, the number of shares to be issued as Commitment Securities shall be determined by dividing (x) two percent (2%) of the Commitment Amount by (y) the average VWAP of the Company’s Common Shares for the five (5) Business Days immediately preceding the Effectiveness Date. Notwithstanding the foregoing, if the Common Shares cease to be listed on The Nasdaq Capital Market (the “Delisting Event”) during the thirty (30) Business Day period following the Execution Date, the Commitment Fee shall automatically increase from two percent (2%) of the Commitment Amount payable to three percent (3%) of the Commitment Amount payable (the “Delisting Adjustment”). The increased Commitment Fee payable pursuant to the Delisting Adjustment shall be paid within three (3) Business Days of the Delisting Event.

Section 6.4 Controlled Transactions.

(a) From the Execution Date until the end of the applicable Control Period, the Company and its Subsidiaries (each, a “Company Party”) shall be prohibited from issuing or selling any Common Shares or entering into any Prohibited VRT (each, a “Controlled Transaction”); provided that a Controlled Transaction shall not include (i) an at-the-market offering program conducted through a registered broker-dealer pursuant to Rule 415(a)(4) of the Securities Act, (ii) any Company Equity Plan, (iii) any registered follow-on offering, (iv) the Company’s sale of Common Shares pursuant to the ATM Agreement (as defined in the RDO Agreement) that occur ninety (90) Business Days after the Execution DateSection 6.4(b), or (v) an Exempt Issuance (as defined in the RDO Agreement); provided, further, that no Prohibited VRT shall constitute an Exempt Issuance for purposes of this Section 6.4.

(b) The Investor shall be entitled to seek specific performance and/or injunctive relief, whether preliminary or permanent, against the applicable Company Party to preclude any actual or threatened Controlled Transaction, which remedy shall be in addition to, and not in lieu of, any right to collect damages. The Company acknowledges and agrees that any breach or threatened breach of Section 6.4(a) would cause the Investor irreparable harm for which monetary damages would not be an adequate remedy. Accordingly, the Company agrees to waive, and not to assert, any defense in an action for specific performance or injunctive relief that a remedy at law would be adequate, in each case without the necessity of showing economic loss and without any bond or other security being required.

(c) Notwithstanding anything to the contrary in this Section 6.4, and for the avoidance of doubt, nothing in this Section 6.4 shall restrict, prohibit, condition, or otherwise limit the ability of the Company to enter into, consummate, perform under, or issue Common Shares or any other securities pursuant to any financing, offering, issuance, or transaction of any kind or nature whatsoever, other than a Controlled Transaction.

Section 6.5 [Reserved].

Section 6.6 Notice of Disqualifying Events. During the Commitment Period, the Company shall promptly notify the Investor in writing, and in any event within two (2) Business Days, after any executive officer, member of the Company’s board of directors, or other “c-suite” level executive of the Company becomes aware that (a) any Company Covered Person has become subject to a Disqualifying Event, or (b) any event or circumstance has occurred that would reasonably be expected to result in the representations set forth in Section 4.15 being untrue or incorrect in any respect if made as of the date of such notice. Such notice shall describe the applicable Disqualifying Event (or potential Disqualifying Event) in reasonable detail, including whether and how the Company intends to seek to avail itself of any exception described in Section 4.15 or otherwise to cure or remediate such Disqualifying Event, and the Company shall keep the Investor reasonably informed of material developments with respect thereto until such Disqualifying Event has been cured, waived, or otherwise ceases to affect the availability of the exemption from registration under the Securities Act relied upon for the offer and sale of the Securities.

ARTICLE VII

REGISTRATION RIGHTS

Section 7.1 Registration.

(a) The Company shall, not later than twenty (20) Business Days following the Execution Date, prepare and file or confidentially submit, at the Company’s option, to the SEC a registration statement on Form S-1, and take all such other actions as are reasonably necessary to ensure that there is an effective registration statement containing a prospectus that remains current covering (and to qualify under required U.S. state securities laws, if any) the offer and sale of all Registrable Securities by the Investor on a continuous basis pursuant to Rule 415 (the “Initial Registration Statement”). The Company shall use its best efforts to (i) cause the SEC to declare the Initial Registration Statement effective as soon as possible thereafter, but in any event within sixty (60) days following the Execution Date, and (ii) for such Initial Registration Statement to remain effective and the prospectus contained therein to remain current until the Investor ceases to hold any Registrable Securities. The Initial Registration Statement shall provide for any method or combination of methods of resale of Registrable Securities legally available to, and requested by, the Investor, and shall comply with the relevant provisions of the Securities Act and Exchange Act. The Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available to the Company, provided that the Company shall maintain the effectiveness of the Initial Registration Statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(b) Notwithstanding the registration obligations set forth in Section 7.1(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the Investor and use its best efforts to file amendments to the Initial Registration Statement or a new registration statement (a “New Registration Statement”) as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 7.1(a); provided, however, that prior to filing such amendment, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the Securities Act, the rules and regulations promulgated thereunder, publicly-available written or oral guidance of the SEC staff, and any comments, requirements, or requests of the SEC staff.

(c) If the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, in accordance with Section 7.1(b) above, the Company will use its best efforts to file with the SEC, as promptly as possible, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement or the New Registration Statement, as applicable and each as amended. The Initial Registration Statement, a New Registration Statement, and any other registration statements pursuant to which the Company seeks to register for resale any Registrable Securities shall each be referred to herein as a “Registration Statement” and collectively as the “Registration Statements.”

(d) The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law.

(e) The Parties acknowledge that the actual damages likely to result from the Company’s failure to timely file the Initial Registration Statement or obtain effectiveness thereof, including the resulting illiquidity of the Registrable Securities and lost opportunity to resell during the period of such failure, are difficult to ascertain with precision, such that the amounts set forth in this Section 7.1(e) represent the Parties’ reasonable good-faith estimate of such damages and not a penalty. If the Company (i) fails to file the Initial Registration Statement by the deadline set forth in Section 7.1(a) or (ii) the SEC does not declare the Initial Registration Statement effective by the deadline set forth in Section 7.1(a), then the Company shall pay to the Investor $175,000, as liquidated damages and not a penalty, where such liquidated damages shall be payable in the manner described in Section 6.3 (i.e., at the Company’s election, payable either with Commitment Securities or the lawful money of the U.S. by wire transfer of immediately available funds to such account as the Investor may designate from time to time) within three (3) Business Days of the failure of clauses (i) or (ii) set forth herein, as applicable. If the Company fails to satisfy both clauses (i) and (ii) set forth herein with respect to the Initial Registration Statement, only a single liquidated damages payment of $175,000 shall be due under this Section 7.1(e) with respect to such failures. The Company shall notify the Investor in writing within one (1) Business Day of becoming aware of any failure described in clauses (i) or (ii) of this Section 7.1(e). The payment by the Company of these liquidated damages shall be in addition to all other obligations of the Company set forth in the Transaction Documents to which the Company is a party, and shall similarly be in addition to all the rights and remedies enjoyed by the Investor in the Transaction Documents, and shall not serve to waive, limit, proscribe, mitigate, reduce or in any way impede any other rights or remedies enjoyed by the Investor.

Section 7.2 Expenses of Registration. All Registration Expenses incurred in connection with registration pursuant to this ARTICLE VII shall be borne by the Company.

Section 7.3 Registration Procedures. In the case of each registration of Registrable Securities effected by the Company pursuant to this ARTICLE VII, the Company will keep the Investor advised in writing as to the initiation of each registration and as to the completion thereof. The Company will, at its sole expense, do the following:

(a) Prepare each Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and any prospectus or any amendments or supplements thereto. Prior to filing any such Registration Statement, prospectus or amendments or supplements thereto, the Company shall permit the Investor and its counsel to review and comment upon all documents prepared to be filed at least three (3) Business Days prior to such filing with the SEC, and the Company shall give reasonable consideration to all such comments.

(b) As soon as practicable, and in no event later than by the deadline set forth in Section 7.1(a), file with the SEC the Registration Statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(c) Prepare and file with the SEC such amendments, post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be requested by the Investor or as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(d) Notify the Investor, in compliance with Section 11.19, and provide copies of all relevant documents, as soon as practicable after notice thereof is received by the Company (i) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable prospectus or any amendment or supplement to such prospectus has been filed, (ii) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, prospectus or for additional information (whether before or after the effective date of the Registration Statement), (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, and (iv) of the receipt by the Company of any notification with respect to the suspension of any Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(e) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Investor (or its counsel) from time to time may reasonably request;

(f) Register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the U.S. as shall be reasonably requested by the Investor; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to qualify or when it is not then otherwise subject to service of process;

(g) Notify the Investor with respect to its Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act in connection with the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances under which they were made, and following such notification promptly prepare and file a post-effective amendment to such Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference, and file any other required document that would be incorporated by reference into such Registration Statement and prospectus, so that such Registration Statement, prospectus, supplement or other document, as applicable, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as promptly as possible, and give written notice to the Investor of such amendment or supplement, and, subsequently, the effectiveness thereof. Upon receipt of such notice of the Company’s filing of such an amendment or supplement, as applicable, the Investor agrees not to sell any Registrable Securities pursuant to such Registration Statement until the Investor receives copies of the supplemented or amended prospectus or until the Investor receives further written notice from the Company that such sales may re-commence;

(h) Use its best efforts to prevent, or obtain the withdrawal of, any order suspending the effectiveness of any Registration Statement (and promptly notify in writing the Investor covered by such Registration Statement of the withdrawal of any such order);

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(j) If requested, cooperate with the Investor to facilitate the timely preparation and delivery of certificates or establishment of book entry notations representing Registrable Securities to be sold and not bearing any restrictive legends, including without limitation, procuring and delivering any opinions of counsel, certificates, or agreements as may be necessary to cause such Registrable Securities to be so delivered;

(k) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(l) Promptly identify to the Investor any underwriter(s) participating in any disposition pursuant to such Registration Statement and any attorney or accountant or other agent retained by any such underwriter or selected by the Investor, make available for inspection by the Investor all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement and to conduct appropriate due diligence in connection therewith;

(m) Fully cooperate, and cause each of its principal executive officer, principal financial officer, principal accounting officer, and all other officers and members of the management to fully cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, assisting with the preparation of any Registration Statement or amendment thereto with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants, and potential equityholders;

(n) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its equityholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q, and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(o) If requested by the Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as the Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement;

(p) Take all reasonable action to ensure that any “free writing prospectus” (as defined in the Securities Act) utilized in connection with any registration covered by this ARTICLE VII complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(q) Take all such other reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

Section 7.4 Information by the Investor. The Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this ARTICLE VII.

Section 7.5 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Securities to the public without registration, the Company shall:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act;

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) So long as the Investor owns any Securities, promptly furnish to the Investor, upon written request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, or that it qualifies as registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing the Investor to sell any such securities without registration. The Company further covenants that it shall take such further action as the Investor may reasonably request to enable the Investor to sell from time to time Securities held by the Investor without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including providing any legal opinions.

Section 7.6 No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement that would have the effect of impairing the rights granted to the Investor or otherwise conflict with the provisions hereof.

ARTICLE VIII

CONDITIONS TO DELIVERY OF

PURCHASE NOTICE AND CONDITIONS TO CLOSING

Section 8.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Purchase Notice Securities. The obligation of the Company hereunder to issue and sell the Purchase Notice Securities to the Investor is subject to the satisfaction of each of the conditions set forth below:

(a) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the Execution Date and as of the date of each Closing as though made at each such time.

(b) Performance by the Investor. The Investor shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied, or complied with by the Investor at or prior to each Closing.

(c) Principal Market Regulation. The Company shall have no obligation to issue any Purchase Notice Securities, and the Investor shall have no right to receive any Purchase Notice Securities, if the issuance of such Purchase Notice Securities would exceed the aggregate number of Securities which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Principal Market.

Section 8.2 Conditions Precedent to the Obligation of the Investor to Purchase the Purchase Notice Securities. The obligation of the Investor hereunder to purchase the Purchase Notice Securities is subject to the satisfaction of each of the following conditions:

(a) Effective Registration Statement. The Registration Statement, and any amendment or supplement thereto, shall have been declared effective and shall remain effective for the sale of the Registrable Securities (including reoffers by the Investor, affiliated purchasers, and selling agents of the Investor) at all times until the Closing with respect to the subject Purchase Notice, the Company shall not have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and no other suspension of the use of, or withdrawal of the effectiveness of, such Registration Statement, any prospectus contained therein, or any prospectus supplement thereto shall exist. The Investor shall not have received any notice from the Company that the prospectus contained in the Registration Statement and/or any prospectus supplement or amendment thereto fails to meet the requirements of Section 5(b) or Section 10 of the Securities Act.

(b) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the Execution Date and as of the date of each Closing (except for representations and warranties specifically made as of a particular date).

(c) Performance by the Company. The Company shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior to such Closing.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or adopted by any court or governmental authority of competent jurisdiction that prohibits or directly and materially adversely affects any of the transactions contemplated by the Transaction Documents, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by the Transaction Documents.

(e) No Suspension of Trading in or Delisting of Shares. The trading of the Common Shares shall not have been suspended by the SEC or the governing body of the Principal Market, or otherwise halted for any reason, and the Common Shares shall have been approved for listing or quotation on and shall not have been delisted from, or threatened or anticipated to be delisted from, or no longer be quoted on, the Principal Market. In the event of a suspension, delisting, or halting (or threatened or anticipated suspension, delisting or halting) for any reason, of the trading of the Common Shares as contemplated by this Section 8.2(e) following delivery of a Purchase Notice and prior to the Closing for the Purchase Notice Securities for such Purchase Notice, the Investor shall, subject to applicable securities laws, have the right to return to the Company any amount of Purchase Notice Securities that the Investor continues to hold, and the Purchase Notice Amount with respect to such Purchase Notice Securities, if therefore paid by the Investor, shall be refunded accordingly.

(f) Beneficial Ownership Limitation. The number of Purchase Notice Securities to be purchased by the Investor at any time under this Agreement shall not exceed the number of such Common Shares that, when aggregated with all other Common Shares then beneficially owned (as such term is defined under the Exchange Act) by the Investor, would result in the Investor beneficially owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 13 of the Exchange Act and the rules promulgated thereunder. For purposes of this Section 8.2(f), if the amount of Common Shares outstanding is different on a Closing Date than on the date on which the Purchase Notice associated with such Closing Date is given, the amount of Common Shares outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Shares made pursuant to this Agreement, would beneficially own more than the Beneficial Ownership Limitation following a purchase on any such Closing Date. If the Investor claims that compliance with a Purchase Notice would result in the Investor owning more than the Beneficial Ownership Limitation, upon request of the Company, the Investor will provide the Company with evidence of the Investor’s then existing Common Shares beneficially owned; provided, that, the Company will accompany such request with a written confirmation of the number of Common Shares then outstanding. The “Beneficial Ownership Limitation” shall be 4.99% of the number of Common Shares outstanding immediately prior to the issuance of Common Shares issuable pursuant to a Purchase Notice; provided, that, the Investor may, in its sole discretion upon written notice to the Company, elect to increase the Beneficial Ownership Limitation to permit the Investor to beneficially own up to 9.99% of the outstanding Common Shares. To the extent that the Beneficial Ownership Limitation would be exceeded in connection with a Closing, at the election of the Investor, (i) the number of Securities issuable to the Investor shall be reduced so the Investor’s ownership of the Common Shares does not exceed the Beneficial Ownership Limitation or (ii) the number of Securities issuable to the Investor in excess of the Beneficial Ownership Limitation shall be issued to it as Pre-Funded Warrants in such manner to result in the same number of Securities as the Investor would otherwise be eligible to be issued.

(g) Material Adverse Effect. Since the Execution Date, there has been no event, occurrence or development that has or that could reasonably be expected to result in or constitute a Material Adverse Effect.

(h) Principal Market Regulation. The Company shall have no right to issue and the Investor shall have no obligation to purchase any Purchase Notice Securities if the issuance of such shares of Purchase Notice Securities would exceed the aggregate number of Common Shares (taken together with the issuance of all Commitment Securities) which the Company may issue pursuant to this Agreement without breaching the Company’s obligations under the rules and regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate offerings under NASDAQ Listing Rule 5635(d), the “Exchange Cap”), except that such limitation shall not apply if the Company (1) obtains the approval of its equityholders as required by the applicable rules and regulations of the Principal Market for issuances of Common Shares in excess of such amount or (2) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Investor. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split, or similar transaction.

(i) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing the effectiveness of the Registration Statement to be suspended or the prospectus contained in the Registration Statement or any prospectus supplement thereto failing to meet the requirement of Sections 5(b) or 10 of the Securities Act (which event is more likely than not to occur within the fifteen (15) Business Days following the Business Day on which such Purchase Notice is deemed delivered).

(j) DWAC or DRS Eligible. The Securities must be (i) DWAC Eligible or DRS Eligible and (ii) not subject to a “DTC chill.”

(k) SEC Documents. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Securities Act and the Exchange Act after the Execution Date (the “Future SEC Documents”) (1) shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act, and (2) as of their respective dates, such Future SEC Documents shall have complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules and regulations applicable to such Future SEC Documents, and none of such Future SEC Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) Officer’s Certificate. At each Closing, the Company shall have delivered to the Investor a certificate of an officer of the Company certifying that the Company has satisfied the conditions set forth in Section 8.2.

ARTICLE IX

LEGENDS

Section 9.1 No Restrictive Legend. Certificates evidencing the Purchase Notice Securities, the Commitment Securities, the Pre-Funded Warrant Shares and the Common Warrant Shares shall not contain any legend (i) while a Registration Statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares pursuant to Rule 144, (iii) if such Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares are eligible for sale or may be sold under Rule 144 without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legend hereunder. If there is an effective Registration Statement to cover the resale of the Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares, if the Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares may be sold under Rule 144 without volume or manner-of-sale restrictions and the Company is then in compliance with the current public information required under Rule 144, or if the Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares may be sold under Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Purchase Notice Securities, Commitment Securities, Pre-Funded Warrant Shares or Common Warrant Shares shall be issued free of all legends. The Company agrees that following the Effectiveness Date or at such time as such legend is no longer required under this Section 9.1, it will, no later than two (2) Business Days following the delivery by the Investor to the Company or the Transfer Agent of a certificate (or book-entry notation) representing the Purchase Notice Securities, the Commitment Securities, the Pre-Funded Warrant Shares and the Common Warrant Shares, issued with a restrictive legend (such date, the “Legend Removal Date”), at the Company’s sole cost, deliver or cause to be delivered (i) to the Investor a certificate representing such securities that is free from all restrictive and other legends and (ii) if reasonably requested by the Transfer Agent, a customary opinion of counsel to the Investor. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 9.1. The Company agrees that no medallion guarantee (or other type of guarantee or notarization) shall be required to remove a legend from any Purchase Notice Securities, the Commitment Securities, the Pre-Funded Warrant Shares and the Common Warrant Shares. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the DTC system as directed by the Investor.

Section 9.2 Investor’s Compliance. Nothing in this ARTICLE IX shall affect in any way the Investor’s obligations hereunder to comply with all applicable securities laws upon the sale of the Securities.

ARTICLE X

indemnification

Section 10.1 Indemnification.

(a) In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the terms of this ARTICLE X, the Company shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Party”) from and against all Damages that any Indemnified Party may suffer or incur as a result of or relating to (i) any breach of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents to which it is a party, (ii) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Indemnified Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or prospectus contained therein or prospectus supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (v) any violation by the Company of the Securities Act, the Exchange Act, the rules and regulations of the Principal Market, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law, as such Damages are incurred by the Indemnified Party except to the extent that such Damages result primarily from the Indemnified Party’s gross negligence, recklessness or willful misconduct; provided, however, that the foregoing indemnity agreement shall not apply to any Damages of the Investor solely attributable to any untrue statement, alleged untrue statement, omission, or alleged omission made or failed to be made, as applicable, by the Company in reliance upon and in conformity with the information furnished to the Company by the Investor for use in the Registration Statement, any post-effective amendment thereof, prospectus contained therein, or prospectus supplement thereto, or any preliminary prospectus or final prospectus (as amended or supplemented). The Investor shall indemnify and hold harmless the Company, each of its directors, officers, shareholders, employees, representatives, agents and advisors from and against all Damages that any of them may suffer or incur as a result of or relating to (x) any breach of the representations, warranties, covenants or agreements made by the Investor in this Agreement or in the other Transaction Documents to which it is a party, (y) any untrue statement or omission of a material fact made in reliance upon and in conformity with information furnished to the Company by the Investor expressly for use in any Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or (z) any violation by the Investor of the Securities Act, the Exchange Act, the rules and regulations of the Principal Market, or any state securities law in connection with the offer or resale of the Securities by the Investor; provided, that the Investor’s aggregate liability under this Article X shall not exceed the aggregate Purchase Price actually paid by the Investor under this Agreement, except in the case of fraud or willful misconduct by the Investor.

(b) The Company shall reimburse any Indemnified Party promptly upon demand (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Indemnified Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 10.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Indemnified Party was not entitled to such reimbursement.

(c) An Indemnified Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents shall not in any way be affected by any investigation or knowledge of such Indemnified Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Indemnified Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Indemnified Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

Section 10.2 Indemnification Procedures. Each Indemnified Party shall (i) give notice to the Company promptly after such Indemnified Party has actual knowledge of any claim or the commencement of any action for which indemnification may be sought (provided, that any delay or failure to so notify the Company shall relieve the Company of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure), and (ii) permit the Company to (though the Company shall not be required to) assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Company, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably conditioned, delayed or withheld), and the Indemnified Party may participate in such defense at such party’s expense unless (w) the Company has agreed in writing to pay such fees or expenses, (x) the Company shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Party hereunder and employ counsel reasonably satisfactory to the Indemnified Party, (y) the Indemnified Party has reasonably concluded (based upon advice of its counsel) that there are material legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Company or if such counsel determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Indemnified Party, or (z) in the reasonable judgment of any Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the Company with respect to such claims (in which case, if the person notifies the Company in writing that such person elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of such person). The Company may not, in the defense of any such claim or litigation, except with the consent of each Indemnified Party (not to be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as the Company may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

Section 10.3 Contribution. If the indemnification provided for in this ARTICLE X is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Company, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the finding of relative fault of the Company on the one hand and of the Indemnified Party on the other by such court of competent jurisdiction in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Company and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Indemnified Party and the Parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Investor will not be required under this ARTICLE X to contribute any amount in excess of the aggregate Purchase Price actually paid by the Investor under this Agreement, except in the case of fraud or willful misconduct by the Investor. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Section 10.4 Limitation of Liability. Notwithstanding the foregoing or anything to the contrary herein, no Party shall be entitled to recover from the other Party for punitive damages, except to the extent actually awarded to a third-party.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Force Majeure. No Party shall be liable for any failure to fulfill its obligations hereunder due to causes beyond its reasonable control, including but not limited to acts of God, epidemic or pandemic, natural disaster, labor disturbances, terrorist attack, riots or wars, and any action taken, or restrictions or limitations imposed, by government or public authorities. Notwithstanding the foregoing, this Section 11.1 shall not excuse or delay either Party’s obligations pursuant to Section 2.3, Section 2.4, Section 6.3, Section 6.4, Section 7.1, ARTICLE X, Section 11.5(b), Section 11.8, and Section 11.15. (the “Surviving Obligations”).

Section 11.2 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts or choice of law that would result in the application of the laws of another jurisdiction other than the State of Delaware.

Section 11.3 Assignment. The Transaction Documents shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors. Neither any of the Transaction Documents nor any rights of the Investor or the Company hereunder may be assigned or delegated by either Party to any other Person, except as otherwise mutually agreed to in writing by the Parties.

Section 11.4 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Company and the Investor and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as contemplated in ARTICLE X.

Section 11.5 Termination.

(a) This Agreement shall automatically terminate without further action by either Party on the earlier of (i) the end of the Commitment Period, or (ii) the date that, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

(b) The Company may terminate this Agreement at any time after the Execution Date effective upon at least five (5) Business Days’ prior written notice to the Investor (such notice, a “Company Termination Notice”); provided, however, that (i) the Company has paid the Commitment Fee to the Investor in accordance with Section 6.3 and (ii) if the Company delivers a Purchase Notice to the Investor following delivery of a Company Termination Notice, then the termination of this Agreement pursuant to such Company Termination Notice shall be postponed an additional seven (7) Business Days following the applicable Purchase Notice Date.

(c) The Investor may terminate this Agreement upon at least five (5) Business Days’ prior written notice to the Company if (i) the Company fails to timely file the Initial Registration Statement by the deadline set forth in Section 7.1 (or the Initial Registration is not declared effective by the deadline set forth in Section 7.1), (ii) a Material Adverse Effect shall have occurred, (iii) the Company breaches Section 6.4 and such breach, if capable of cure, is not cured or waived by the Investor within five (5) Business Days after written notice thereof to the Company, or (iv) a Buy-In occurs with respect to three (3) or more separate Purchase Notices within any rolling ninety (90)-day period.

Section 11.6 Survival. The obligations of the Company under ARTICLE X shall survive the completion of any offering of Registrable Securities in a registration under ARTICLE VII and otherwise shall survive the termination of this Agreement until the later of their satisfaction by the Company or the expiration of the applicable statute of limitations period. The obligations of the Company pursuant to the Surviving Obligations shall survive the termination of this Agreement until the later of their satisfaction by the Company or the expiration of the applicable statute of limitations period. The remedies provided for in ARTICLE X and pursuant to the Surviving Obligations are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

Section 11.7 Entire Agreement. The Transaction Documents, together with the exhibits thereto, contain the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and supersede all prior agreements and understandings, oral or written, with respect to such matters. If the terms of any Transaction Document conflict with the terms of this Agreement, the terms of this Agreement shall control, and such conflicting terms in the applicable Transaction Document shall be null and void, ab initio.

Section 11.8 Fees and Expenses. Each Party shall bear the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such Party incidental to the negotiation, preparation, execution, delivery, and performance of the Transaction Documents. Any amount payable by the Company to the Investor pursuant to the Transaction Documents or the transactions contemplated hereby or thereby that is not paid when due shall accrue interest from the due date until paid in full at a rate equal to the lesser of eight percent (8%) per annum and the maximum rate permitted by applicable law.

Section 11.9 Clearing Costs. The Company shall pay the Clearing Costs associated with each Closing, and any Transfer Agent fees (including any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes, and other taxes, fees and duties levied in connection with the delivery of any Securities to the Investor.

Section 11.10 Counterparts and Execution. The Transaction Documents may be executed in multiple counterparts, each of which may be executed by less than all of the Parties, all of which together will constitute one instrument, will be deemed to be an original, and will be enforceable against the Parties. The Transaction Documents may be delivered to the other Party hereto by email of a copy of the Transaction Documents bearing the signature of the Party so delivering the Transaction Documents. The Parties agree that this Agreement shall be considered signed when the signature of a Party is delivered by .PDF, DocuSign or other generally accepted electronic signature. Such .PDF, DocuSign, or other generally accepted electronic signature shall be treated in all respects as having the same effect as an original signature. The signatories to this Agreement each represent and warrant that they are duly authorized by the Parties with the power and authority to bind the Parties to the terms and conditions thereof.

Section 11.11 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, unenforceable, or void, (a) such provision shall be deemed modified, and shall be enforced, to the minimum extent necessary to render it legal, valid, and enforceable, giving effect to the original intent of the Parties to the fullest extent permitted by applicable law, and (b) the remainder of this Agreement shall continue in full force and effect. Without limiting the foregoing, if any liquidated damages, fee, or obligation pursuant to the Surviving Obligations is or are determined by a court of competent jurisdiction to be unenforceable, in whole or in part, as a penalty or on similar grounds, such provision shall not be void in its entirety but shall instead be enforced up to the maximum amount, and to the maximum extent, permissible under applicable law. If any provision cannot be so modified consistent with applicable law, the Parties shall negotiate in good faith to agree upon a substitute provision that most closely achieves the original economic intent of the Parties with respect to such provision, and, pending such agreement, the remainder of this Agreement shall remain in full force and effect.

Section 11.12 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 11.13 Agreement Not to be Construed Against Drafter. The Parties acknowledge that they have had an adequate opportunity to review each and every provision contained in this Agreement and to submit the same to legal counsel for review and comment. The Parties agree with each and every provision contained in this Agreement and agree that the rule of construction that a contract be construed against the drafter, if any, shall not be applied in the interpretation and construction of this Agreement.

Section 11.14 Titles and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 11.15 Amendments; Waivers. No provision of this Agreement may be amended other than by a written instrument signed by both Parties hereto and no provision of this Agreement may be waived other than in a written instrument signed by the Party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other power, right, or privilege.

Section 11.16 Publicity. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no Party shall issue any such press release or otherwise make any such public statement, other than as required by law or for legal compliance, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing Party shall provide the other Party with prior notice of such public statement. The Investor acknowledges that the Transaction Documents may be deemed to be “material contracts,” as that term is defined by Item 601(b)(10) of Regulation S-K, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. The Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

Section 11.17 Dispute Resolution.

(a) Purchase Price, Purchase Notice Limit, or VWAP.

(i) Any dispute, controversy, or claim between the Company and the Investor arising out of or relating to the determination of the Purchase Price, the Purchase Notice Limitation, or VWAP under this Agreement (a “Pricing Dispute”) shall be finally and exclusively resolved in accordance with Section 11.17(a). Section 11.17(a) is a written agreement to arbitrate within the meaning of the Federal Arbitration Act, 9 U.S.C. §§ 1-16 (the “FAA”), and Section 5701, et seq., of Title 10 of the Delaware Code (the “Delaware Arbitration Act”), and both the FAA and the Delaware Arbitration Act shall govern the interpretation and enforcement of Section 11.17(a), the conduct of the arbitration, and any proceeding to compel arbitration, appoint an arbitrator, or confirm, correct, or vacate an award hereunder. Both the Company and the Investor are authorized to apply for an order compelling arbitration pursuant to Section 5703 of the Delaware Arbitration Act or Section 4 of the FAA, as applicable, to compel compliance with Section 11.17(a). The seat of the arbitration shall be Wilmington, Delaware, and the Chancery Court of the State of Delaware and the U.S. District Court for the District of Delaware shall each have jurisdiction to act as the supervisory court for such purposes, notwithstanding Section 11.17(b).

(ii) In the case of a Pricing Dispute, the Company or the Investor (as the case may be) shall submit the dispute to the other Party via email within five (5) Business Days after the Party learned of the circumstances giving rise to such dispute (the “Initial Notice”).

(iii) If the Investor and the Company are unable to resolve a Pricing Dispute directly before the fifth (5th) Business Day following the Initial Notice, the Company and the Investor shall attempt, in good faith, to select as arbitrator an independent, reputable investment bank or other financial institution with no material relationship to either Party. If the Parties agree upon such an investment bank or financial institution within ten (10) Business Days of the Initial Notice, such investment bank or financial institution shall serve as arbitrator of the Pricing Dispute. If the Parties are unable to so agree within such ten (10) Business Day period, then, in the sole and absolute discretion of the Investor (exercisable for any reason or no reason, and without any obligation of good faith, reasonableness, or fair dealing in making such election), the Pricing Dispute shall instead be resolved pursuant to (a) the terms of Section 11.2 and Section 11.17(b) hereof or (b) binding arbitration before a single arbitrator appointed by the American Arbitration Association (the “AAA”) in accordance with the Expedited Procedures under the AAA’s Commercial Arbitration Rules then in effect (the “AAA Rules”), except as modified by Section 11.17(a)(iv) through Section 11.17(a)(viii) Section 11.17(a). Notwithstanding anything in the AAA Rules (including AAA Commercial Rule 7 or any successor rule) to the contrary, all questions of arbitrability, including the existence, validity, scope, and interpretation of the Investor’s election under this Section 11.17(a)(iii), shall be determined exclusively by the courts identified in Section 11.17(b)), and not by the Arbitrator (defined below). The Investor shall exercise its election described in the preceding sentence by written notice to the Company delivered within five (5) Business Days following expiration of the ten (10) Business Day period referenced above (an “Election Notice”). If the Investor fails to timely deliver an Election Notice, the Pricing Dispute shall be resolved by binding arbitration before the AAA pursuant to clause (b) above. Any arbitrator so appointed shall have substantial professional experience in investment banking, securities valuation, or financial markets, and the AAA shall be requested to appoint an arbitrator meeting such qualifications, to the extent reasonably available on its roster. The investment bank, financial institution, or individual so selected or appointed pursuant to this Section 11.17(a)(iii) is referred to herein as the “Arbitrator.” For the avoidance of doubt, the Parties’ inability to agree upon an investment bank or financial institution shall not relieve either Party of its obligation to arbitrate the Pricing Dispute under this Section 11.17(a), except pursuant to the Investor’s election under this Section 11.17(a)(iii).

(iv) The Investor and the Company shall each deliver to the Arbitrator (A) a copy of the Initial Notice and (B) written documentation supporting its position with respect to the Pricing Dispute, in each case no later than 5:00 p.m. New York time on the fifth (5th) Business Day immediately following the date on which the Arbitrator is selected or appointed (the “Dispute Submission Deadline”) (the documents referred to in clauses (A) and (B) set forth in this sentence, collectively, the “Required Dispute Documentation”). If either Party fails to deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, that Party shall no longer be entitled to (and hereby waives its right to) deliver or submit any further written documentation or support to the Arbitrator with respect to such Pricing Dispute, and the Arbitrator shall resolve the dispute based solely on the Required Dispute Documentation timely delivered. Unless otherwise agreed in writing by both Parties or requested by the Arbitrator, the proceeding shall be conducted solely on the basis of the Required Dispute Documentation, without a hearing and without discovery of any kind; provided, that the Arbitrator may, in its discretion, request a telephonic or virtual hearing, additional documentation, or written responses to specific questions if the Arbitrator determines that doing so is reasonably necessary to resolve the Pricing Dispute.

(v) The terms of this Agreement, the other applicable Transaction Documents, and the Required Dispute Documentation shall serve as the basis for the Arbitrator’s resolution of the Pricing Dispute. The Arbitrator’s authority shall be limited to determining the correct Purchase Price, Purchase Notice Limitation, or VWAP (as applicable) and any payment obligation of the Parties directly resulting from such determination; the Arbitrator shall have no authority to award damages of any kind (including consequential, punitive, or exemplary damages), rescission, specific performance, or any other form of relief, or to resolve any dispute other than the Pricing Dispute submitted to it. The Arbitrator is expressly authorized to make all findings and determinations reasonably necessary to resolve the Pricing Dispute in accordance with the foregoing.

(vi) The Arbitrator shall determine the resolution of the Pricing Dispute and deliver a written award to the Company and the Investor, together with a brief statement of the basis for the award, no later than seven (7) Business Days immediately following the Dispute Submission Deadline. The award shall be final and binding upon the Parties, shall not be subject to appeal, and judgment on the award may be entered in any court of competent jurisdiction. The Party against whom the award is rendered shall pay any amount due under the award within three (3) Business Days after the date of the award, and any amount not timely paid shall accrue interest in accordance with Section 11.8. The fees and expenses of the Arbitrator, and, if applicable, the AAA’s administrative fees, shall be borne by the Party against whom the award is rendered. The Party against whom the award is rendered shall also reimburse the other Party for its reasonable and documented attorneys’ fees and other out-of-pocket expenses incurred in connection with the arbitration, payable within the same three (3) Business Day period referred to above, and any amount not timely paid shall likewise accrue interest in accordance with Section 11.8. If the Investor elects to resolve the Pricing Dispute pursuant to Section 11.2 and Section 11.17(b), the prevailing party in such proceeding shall be entitled to recover its reasonable and documented attorneys’ fees and out-of-pocket expenses from the non-prevailing party, consistent with this Section 11.17(a)(vi).

(vii) The existence of a Pricing Dispute, the Required Dispute Documentation, the arbitration proceedings, and the award shall be kept confidential by the Parties and the Arbitrator, except (A) as necessary to enforce or confirm the award in a court of competent jurisdiction, (B) as required by applicable law, rule, or regulation (including disclosure obligations under the Exchange Act or the rules of the Principal Market), or (C) as otherwise agreed in writing by the Parties.

(viii) Notwithstanding the agreement to arbitrate in Section 11.17(a), either Party may seek from a court identified in Section 11.17(a)(i) any interim, provisional, or emergency injunctive relief necessary to protect its rights or property pending constitution of the Arbitrator and resolution of the Pricing Dispute and doing so shall not be deemed a waiver of the agreement to arbitrate.

(b) Jurisdiction. Subject to Section 11.17(a), each Party hereby irrevocably submits that any dispute, controversy, or claim arising out of or relating to this Agreement or any Transaction Document (including whether any such dispute is arbitrable pursuant to Section 11.17(a), and including any dispute regarding the validity or timeliness of the Investor’s election under Section 11.17(a)(iii)), shall be submitted to the exclusive jurisdiction of the Chancery Court of the State of Delaware and the U.S. District Court for the District of Delaware. Each Party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address set forth in Section 11.19, as changed from time to time, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. The Company and the Investor agree that all dispute resolution proceedings in accordance with this Section 11.17 may be conducted in a virtual setting.

Section 11.18 Coordination of Covered Sections.

(a) Notwithstanding anything to the contrary in Error! Reference source not found., Section 7.1(e), or Section 11.5(b) (each, a “Covered Section” and, collectively, the “Covered Sections”), if two or more Covered Sections are triggered by events, acts, or circumstances that are the same or related, or that arise out of the same or a related set of facts or course of conduct, and such events, acts, or circumstances occur within any rolling thirty (30)-day period (it being understood that such thirty (30)-day period shall be measured from, and shall be extended to run thirty (30) days following, the date of the most recent such triggering event, act, or circumstance), then:

(i) the Company shall be obligated to pay, in the aggregate in respect of all such triggering events, acts, and circumstances occurring within such period, only the highest single amount that is or becomes payable under any one of the applicable Covered Sections in respect thereof (the “Applicable Maximum Amount”), and not the sum of the amounts otherwise payable under more than one Covered Section;

(ii) any amount actually paid by the Company under a Covered Section in respect of such period shall be credited against, and shall reduce on a dollar-for-dollar basis, any subsequently-accruing obligation to pay a higher amount under any other Covered Section in respect of such period, such that the Company shall be obligated to pay only the positive difference, if any, between the Applicable Maximum Amount and amounts previously paid in respect of such period; and

(iii) no additional amount shall be payable under any Covered Section triggered within such period if the amount otherwise payable thereunder does not exceed the amount already paid by the Company under this Section 11.18 in respect of such period.

(b) Notwithstanding anything to the contrary in this Section 11.18 or elsewhere in this Agreement, (i) the Company’s obligation to pay any amount payable under a Covered Section shall arise automatically upon the occurrence of the breach or event giving rise to such obligation, shall constitute a direct payment obligation of the Company due and payable as set forth in the applicable Covered Section, and shall not be conditioned upon, or require, the Investor’s commencement or prosecution of, or success in, any action, suit, or proceeding, and (ii) if the breach giving rise to an amount payable under a Covered Section is willful or in bad faith, the Investor may, at its election, in lieu of the amount otherwise payable under such Covered Section, waive its right to such amount and instead pursue its actual damages arising from such breach, in which case the limitations on the Company’s liability set forth in this Section 11.18 and in the applicable Covered Section shall not apply with respect to such breach; provided, that the Investor shall be entitled to recover, with respect to any single breach giving rise to a payment obligation under a Covered Section, only one of (x) the amount otherwise payable under such Covered Section or (y) its actual damages therefor, and not both. For the avoidance of doubt, an election by the Investor to pursue actual damages pursuant to clause (ii) of this Section 11.18(b) with respect to a particular breach shall not be treated as an amount payable under a Covered Section for purposes of Section 11.18.

(c) For the avoidance of doubt: (i) this Section 11.18 applies solely to amounts payable under the Covered Sections, and shall not apply to, limit, reduce, offset, or otherwise affect any other right or remedy of the Investor under this Agreement or any other Transaction Document, including, without limitation, any amount payable under Section 2.4, any indemnification obligation under ARTICLE X, any fee or reimbursement payable under Section 11.8, or any right to injunctive relief or specific performance; (ii) this Section 11.18 shall not apply to, and shall not reduce the amount otherwise payable in respect of, any two or more triggering events, acts, or circumstances that are not the same or related and do not arise out of the same or a related set of facts or course of conduct, regardless of whether they occur within the same thirty (30)-day period; and (iii) nothing in this Section 11.18 shall be construed to reduce the amount payable in respect of any triggering event, act, or circumstance below the highest amount that would otherwise be payable under any single applicable Covered Section absent this Section 11.18.

Section 11.19 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) delivered by reputable air courier service with charges prepaid for next Business Day delivery, or (c) transmitted by hand delivery, or email as a PDF (with read receipt or a written confirmation of delivery or receipt), addressed as set forth below or to such other address as such Party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon hand delivery or delivery by email at the address designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received).

The addresses for such communications shall be:

If to the Company:

Attention: Mark White, Chief Executive Officer

Address: 1776 Yorktown, Suite 550, Houston, TX 77056

Telephone: (832) 260-0222

E-mail: [***]

If to the Investor:

Attention: Operations; General Counsel

Address: [***]

Telephone: [***]

E-mail: [***]; [***]

With copies (which shall not constitute notice but shall be required for valid notice) to:

Attention: Marc Indeglia

Address: 10250 Constellation Blvd., 19th Floor, Los Angeles, CA 90067

Telephone: 310.282.6245

E-mail: [***]

Either Party may from time to time change its address or email for notices under this Section 11.19 by giving prior written notice of such changed address to the other Party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the Execution Date.

NEXALIN TECHNOLOGY, INC.

By:	/s/ Mark White
Name:	Mark White
Title:	Chief Executive Officer
Date:	August 19, 2026

ALUMNI CAPITAL LP

By: ALUMNI CAPITAL GP LLC

By:	/s/ [***]
Name:	[***]
Title:	[***]
Date:	August 19, 2026

EXHIBIT A

FORM OF PURCHASE NOTICE

A-1